UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2025

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-36745 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address of principal executive offices) (zip code)

(Registrant’s telephone number, including area code)

631-240-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BNBX	The Nasdaq Stock Market

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 22, 2025, Applied DNA Sciences, Inc. (the “Company”) announced the closing of its previously announced private placement offerings in which, (i) the Company sold to certain accredited investors, at an offering price of $3.32 per share, an aggregate of 4,620,485 shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), and/or prefunded warrants in lieu thereof (with such prefunded warrants having an exercise price of $0.0001 per share), and Series E-1 Warrants to purchase 4,620,485 shares of Common Stock at a per share exercise price of $3.82 (such offering, the “Cash Offering”); and (ii) the Company sold to certain accredited investors, at an offering price of $3.32 per share, 3,444,191 prefunded warrants to purchase shares of Common Stock (with such prefunded warrants having an exercise price of $0.0001 per share) and 3,444,191 Series E-2 Warrants at a per share exercise of $3.82 (such offering, the “Cryptocurrency Offering,” and together with the Cash Offering, the “Offering”).

Gross proceeds from the Offering included $15.3 million in cash and stablecoins and units of the OBNB trust valued at $11.71 million (as of October 22, 2025). The Company received 0.126 units of OBNB trust per prefunded warrant and common warrant for a total of 435,638 trust units representing underlying ownership of 10,647 BNB tokens.

The Company previously disclosed the Offering in Current Reports on Form 8-K filed with the Securities and Exchange Commission on September 29, 2025 and on October 1, 2025.

On October 22, 2025, the Company issued a press release announcing the closing and gross proceeds of the Offering. A copy of the press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 22, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 22, 2025	APPLIED DNA SCIENCES, INC.

	By:	/s/ Beth Jantzen
	Name:	Beth Jantzen
	Title:	Chief Financial Officer